UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2023

IO BIOTECH, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-41008	87-0909276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ole Maaløes Vej 3

DK-2200 Copenhagen N

Denmark

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +45 7070 2980

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IOBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

As discussed below, IO Biotech, Inc., a Delaware corporation (the “Company”), issued a press release on January 9, 2023. In its press release, the Company disclosed a cash and cash equivalents balance of approximately $142.7 million as of December 31, 2022.

Because the Company’s consolidated financial statements for the year ended December 31, 2022 have not yet been finalized or audited, the preliminary statement of the Company’s cash and cash equivalents as of December 31, 2022 in this Item 2.02 is subject to change, and the Company’s actual cash and cash equivalents as of December 31, 2022 may differ materially from this preliminary estimate. Accordingly, you should not place undue reliance on this preliminary estimate.

Item 7.01.	Regulation FD Disclosure.

On January 9, 2023, the Company issued a press release providing business updates (the “Press Release”). The press release primarily includes updates on the Company’s ongoing and planned clinical trials and disclosure regarding the Company’s cash and cash equivalents as of December 31, 2022.

Beginning on January 9, 2023, the Company will participate in the 41st Annual J.P. Morgan Healthcare Conference. In connection with its participation, on January 9, 2023, the Company posted to the “Investor Relations” section of the Company’s website at www.investors.iobiotech.com a corporate presentation providing an update of the Company’s current business and products (the “Investor Deck”).

Copies of the Press Release and Investor Deck are attached hereto as Exhibits 99.1 and 99.2 respectively and are incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	IO Biotech, Inc., Investor Deck, released on January 9, 2023

99.2	IO Biotech, Inc., Press Release, dated as of January 9, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IO BIOTECH, INC.

Date: January 9, 2023	By:	/s/ Mai-Britt Zocca, Ph.D.
	Name:	Mai-Britt Zocca, Ph.D.
	Title:	Chief Executive Officer